EXECUTION VERSION

KB HOME,

Company,

THE EXISTING GUARANTORS PARTY HERETO,

Guarantors,

KB HOME COLORADO INC.,

KB HOME JACKSONVILLE LLC

Additional Guarantors,

and

U.S. BANK NATIONAL ASSOCIATION,

Trustee

NINTH SUPPLEMENTAL INDENTURE

Dated as of February 28, 2014

THIS NINTH SUPPLEMENTAL INDENTURE (this “Ninth Supplemental Indenture”) is dated as of February 28, 2014 and is executed by and among KB Home, a Delaware corporation (the “Company”), the Existing Guarantors (as defined below), KB HOME Colorado Inc., a Colorado corporation, and KB HOME Jacksonville LLC, a Delaware limited liability company (collectively, the “Additional Guarantors”), and U.S. Bank National Association, a national banking association duly organized and existing under the laws of the United States of America (successor in interest to SunTrust Bank), as Trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company, the guarantors party thereto and the Trustee have heretofore executed and delivered an Indenture dated as of January 28, 2004 (the “Original Indenture”), providing for the issuance by the Company from time to time of its Securities (as defined in the Original Indenture), a First Supplemental Indenture dated as of January 28, 2004 (the “First Supplemental Indenture”), a Second Supplemental Indenture dated as of June 30, 2004 (the “Second Supplemental Indenture”), a Third Supplemental Indenture dated as of May 1, 2006 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of November 9, 2006 (the “Fourth Supplemental Indenture”), a Fifth Supplemental Indenture dated as of August 17, 2007 (the “Fifth Supplemental Indenture”), a Sixth Supplemental Indenture dated as of January 30, 2012 (the “Sixth Supplemental Indenture”), a Seventh Supplemental Indenture dated as of January 11, 2013 (“the Seventh Supplemental Indenture”), and an Eighth Supplemental Indenture dated as of March 12, 2013 (the “Eighth Supplemental Indenture”); the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture and this Ninth Supplemental Indenture, is hereinafter called the “Indenture”, which term shall include the terms and provisions of each series of Securities established from time to time pursuant to Section 301 of the Original Indenture;

WHEREAS, pursuant to Articles Two and Three of the Original Indenture, the Company has established (i) by Officers’ Certificates and Guarantor’s Officers’ Certificates, dated as of June 2, 2005 and June 27, 2005, the form and terms of a series of the Company’s Securities designated the “6-1/4% Senior Notes due 2015” (the “2015 Notes”), (ii) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of April 3, 2006, the form and terms of a series of the Company’s Securities designated the “7-1/4% Senior Notes due 2018” (the “2018 Notes”), (iii) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of July 30, 2009, the form and terms of a series of the Company’s Securities designated the “9.100% Senior Notes due 2017” (the “2017 Notes”), (iv) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of February 7, 2012, the form and terms of a series of the Company’s Securities designated the “8.00% Senior Notes due 2020” (the “2020 Notes”), (v) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of July 31, 2012, the form and terms of a series of the Company’s Securities designated the “7.5% Senior Notes due 2022” (the “2022 Notes”), (vi) by an Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of January 29, 2013, the form and terms of a series of the Company’s Securities designated the “1.375% Convertible Senior Notes due 2019” (the “2019 Convertible Notes”), and (vii) by an

Officers’ Certificate and Guarantor’s Officers’ Certificate, dated as of October 29, 2013, the form and terms of a series of the Company’s Securities designated as the “7.000% Senior Notes due 2021” (the “2021 Notes”; and together with the 2015 Notes, the 2018 Notes, the 2017 Notes, the 2020 Notes, the 2022 Notes and the 2019 Convertible Notes, the “Senior Notes”) (the Officers’ Certificates and Guarantor’s Officers’ Certificates referred to in clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) of this paragraph are hereinafter called, together, the “Existing Certificates”);

WHEREAS, concurrently with the execution and delivery of this Ninth Supplemental Indenture, the Additional Guarantors are, pursuant to an Instrument of Joinder to the Subsidiary Guaranty (the “Instrument of Joinder”), guaranteeing the obligations of the Company under that certain Revolving Loan Agreement, dated as of March 12, 2013, between the Company, the banks party thereto and Citibank, N.A. as Administrative Agent, as may be amended from time to time (the date of the effectiveness of the Joinder, the “Effective Date”);

WHEREAS, the Company, the Existing Guarantors and the Additional Guarantors wish to amend and supplement the Indenture to provide for each of the Additional Guarantors to become a Guarantor under the Indenture and to guarantee the obligations of the Company under the Indenture and the Securities (including, without limitation, the Senior Notes) issued thereunder from time to time and any Coupons appertaining thereto, and otherwise to modify the Indenture on the terms set forth in this Ninth Supplemental Indenture; and

WHEREAS, the Company has by Company Order dated the date hereof instructed the Trustee to execute and deliver this Ninth Supplemental Indenture pursuant to the terms of the Original Indenture, and all requirements necessary to make this Ninth Supplemental Indenture a valid instrument in accordance with its terms have been performed and the execution and delivery of this Ninth Supplemental Indenture have been duly authorized in all respects by the Company, each of the Existing Guarantors and the Additional Guarantors.

NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Existing Guarantors, the Additional Guarantors and the Trustee mutually covenant and agree for the equal and proportionate benefit of the Holders (as defined in the Original Indenture) of the Securities or any series thereof and any Coupons, as follows:

SECTION 1. Definitions.

(a) Terms used herein and not defined herein have the meanings ascribed to such terms in the Original Indenture.

(b) As used in this Ninth Supplemental Indenture, the terms “2015 Notes,” “2018 Notes,” “2017 Notes,” “2020 Notes,” “2022 Notes,” “2019 Convertible Notes,” “2021 Notes,” “Additional Guarantors,” “Existing Certificates,” “Instrument of Joinder,” “Effective Date,” “Original Indenture,” “First Supplemental Indenture,” “Second Supplemental Indenture,” “Third Supplemental Indenture,” “Fourth Supplemental Indenture,” “Fifth Supplemental Indenture,” “Sixth Supplemental Indenture,” “Seventh Supplemental Indenture,”

“Eighth Supplemental Indenture,” “Ninth Supplemental Indenture,” “Senior Notes,” and “Trustee” have the meanings specified in the recitals hereto and in the paragraph preceding such recitals; and the term “Existing Guarantors” means KB HOME Coastal Inc., KB HOME Greater Los Angeles Inc., KB HOME Sacramento Inc., and KB HOME South Bay Inc., each a California corporation, and KB HOME Nevada Inc., KB HOME Las Vegas Inc. and KB HOME Reno Inc., each a Nevada corporation, and KB HOME Lone Star Inc. and KBSA, Inc., each a Texas corporation, and KB HOME Phoenix Inc. and KB HOME Tucson Inc., each an Arizona corporation, and KB HOME Virginia Inc., a Delaware corporation, and KB HOME DelMarVa LLC, KB HOME Florida LLC, KB HOME Fort Myers LLC, KB HOME Maryland LLC, KB HOME Orlando LLC, KB HOME Tampa LLC and KB HOME Treasure Coast LLC, each a Delaware limited liability company.

SECTION 2. Guarantee. The parties hereto covenant and agree that, from and after the Effective Date:

(a) each of the Additional Guarantors shall be a Guarantor under the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental Indenture as if such Additional Guarantor were an original signatory to each such document and an original Guarantor named therein;

(b) without limitation of the other provisions of this Section 2, each of the Additional Guarantors shall be a Guarantor under the Indenture with respect to all of the Securities issued and outstanding thereunder from time to time (including, without limitation, the Senior Notes) and any Coupons appertaining thereto on and subject to the terms and provisions of the Indenture (including, without limitation, the terms and provisions of the Existing Certificates);

(c) without limitation of the other provisions of this Section 2, each Additional Guarantor agrees that each of the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental Indenture constitutes a valid and binding obligation of such Additional Guarantor, enforceable against such Additional Guarantor in accordance with its terms;

(d) without limitation of the other provisions of this Section 2, each Additional Guarantor agrees to perform and to comply with all of the covenants and agreements of a Guarantor in the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture and each of the Existing Certificates, in each case as if such Additional Guarantor were an original signatory thereto and an original Guarantor named therein; and

(e) without limitation of the other provisions of this Section 2, the Existing Guarantors hereby affirm their Guarantees and obligations under the Indenture.

SECTION 3. Governing Law; Ninth Supplemental Indenture. This Ninth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said State. The terms and conditions of this Ninth Supplemental Indenture shall be, and be deemed to be, part of the terms and conditions of the Indenture for any and all purposes. Other than as amended and supplemented by this Ninth Supplemental Indenture, the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental Indenture, is in all respects ratified and confirmed.

SECTION 4. Acceptance by Trustee. Subject to Section 7 hereof, the Trustee hereby accepts this Ninth Supplemental Indenture and agrees to perform the same upon the terms and conditions set forth in the Indenture.

SECTION 5. Counterparts. This Ninth Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

SECTION 6. Headings. The headings of this Ninth Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 7. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company, the Existing Guarantors and the Additional Guarantors and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Ninth Supplemental Indenture, except as to its validity with respect to the Trustee.

SECTION 8. Separability. In case any one or more of the provisions contained in this Ninth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not, to the fullest extent permitted by law, in any way be affected or impaired thereby.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed, all as of the day and year first above written.

“Company”:	KB HOME

	By:	/s/ Jeff J. Kaminski
Name: Jeff J. Kaminski
Title: Executive Vice President and Chief Financial Officer

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Corporate Secretary

“Existing Guarantors”:	KB HOME COASTAL INC., a California corporation

	By:	/s/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Ninth Supplemental Indenture]

KB HOME GREATER LOS ANGELES INC., a California corporation

By:	/s/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME SACRAMENTO INC., a California corporation

By:	/s/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Ninth Supplemental Indenture]

KB HOME SOUTH BAY INC., a California corporation

By:	/s/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME RENO INC., a Nevada corporation

By:	/s/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Ninth Supplemental Indenture]

KB HOME LAS VEGAS INC., a Nevada corporation

By:	/s/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME NEVADA INC., a Nevada corporation

By:	/s/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Ninth Supplemental Indenture]

KB HOME LONE STAR INC., a Texas corporation

By:	/s/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KBSA, INC., a Texas corporation

By:	/s/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Ninth Supplemental Indenture]

KB HOME PHOENIX INC., an Arizona corporation

By:	/s/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME TUCSON INC., an Arizona corporation

By:	/s/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Ninth Supplemental Indenture]

KB HOME VIRGINIA INC., a Delaware corporation

By:	/s/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME DELMARVA LLC, a Delaware limited liability company

By:	/s/ William R. Hollinger
Name: William R. Hollinger
Title: Vice President, Chief Financial Officer and Assistant Secretary

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Ninth Supplemental Indenture]

KB HOME FLORIDA LLC, a Delaware limited liability company

By:	/s/ William R. Hollinger
Name: William R. Hollinger
Title: Vice President and Assistant Secretary

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME FORT MYERS LLC, a Delaware limited liability company By: KB HOME FLORIDA LLC, a Delaware limited liability company, its sole member

By:	/s/ William R. Hollinger
Name: William R. Hollinger
Title: Vice President and Assistant Secretary

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Ninth Supplemental Indenture]

KB HOME MARYLAND LLC, a Delaware limited liability company By: KB HOME DELMARVA LLC, a Delaware limited liability company, its sole member

By:	/s/ William R. Hollinger
Name: William R. Hollinger
Title: Vice President, Chief Financial Officer and Assistant Secretary

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME ORLANDO LLC, a Delaware limited liability company By: KB HOME FLORIDA LLC, a Delaware limited liability company, its sole member

By:	/s/ William R. Hollinger
Name: William R. Hollinger
Title: Vice President and Assistant Secretary

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Ninth Supplemental Indenture]

KB HOME TAMPA LLC, a Delaware limited liability company By: KB HOME FLORIDA LLC, a Delaware limited liability company, its sole member

By:	/s/ William R. Hollinger
Name: William R. Hollinger
Title: Vice President and Assistant Secretary

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME TREASURE COAST LLC, a Delaware limited liability company By: KB HOME FLORIDA LLC, a Delaware limited liability company, its sole member

By:	/s/ William R. Hollinger
Name: William R. Hollinger
Title: Vice President and Assistant Secretary

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Ninth Supplemental Indenture]

“Additional Guarantors”	KB HOME COLORADO INC., a Colorado corporation

	By:	/s/ Thad Johnson
Name: Thad Johnson
Title: Vice President and Treasurer

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

KB HOME JACKSONVILLE LLC, a Delaware limited liability company By: KB HOME FLORIDA LLC, a Delaware limited liability company, its sole member

By:	/s/ William R. Hollinger
Name: William R. Hollinger
Title: Vice President and Assistant Secretary

[SEAL] Attest:

/s/ William A. (Tony) Richelieu
Name: William A. (Tony) Richelieu
Title: Secretary

[Signature Page - Ninth Supplemental Indenture]

“Trustee”:	U.S. BANK NATIONAL ASSOCIATION, as Trustee

	By:	/s/ Muriel Shaw
Name: Muriel Shaw
Title: Assistant Vice President

Attest:

/s/ Felicia H. Powell
Name: Felicia H. Powell
Title: Assistant Vice President

[Signature Page - Ninth Supplemental Indenture]